SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 29, 2005

Georgia Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-50188	58-2646154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westpark Drive

Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code     (770) 631-9488

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On July 29, 2005, Georgia Bancshares, Inc. (the “Company”) will mail to its shareholders the attached correspondence announcing the Company’s intent to engage in a going-private transaction.  The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                          Exhibits

The following exhibit is filed as part of this report:

Exhibit	Description

99.1	Letter to shareholders dated July 28, 2005.*

*  Furnished but not “filed” for the purposes of determining liability under Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC.

Date: July 29, 2005	By:	/s/ Ira P. Shepherd
Ira P. Shepherd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Letter to shareholders dated July 28, 2005.*

*  Furnished but not “filed” for the purposes of determining liability under Section 18 of the Securities Exchange Act of 1934, as amended.